Exhibit (h)(1)

SELIGMAN LASALLE INTERNATIONAL REAL ESTATE FUND, INC.

______ Shares of Common Stock

($0.01 par value)

UNDERWRITING AGREEMENT

New York, New York

May __, 2007

Citigroup Global Markets Inc.

As Representative of the several Underwriters

listed on Schedule I hereto

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Ladies and Gentlemen:

The undersigned, Seligman LaSalle International Real Estate Fund, Inc., a Maryland corporation (the “Fund”), J. & W. Seligman & Co. Incorporated, a Delaware corporation (the “Manager”), LaSalle Investment Management (Securities) L.P. , a Maryland limited partnership (“LaSalle Securities U.S.”) and LaSalle Investment Management Securities B.V., a Dutch besloten vennootschap (“LaSalle Securities B.V and together with LaSalle Securities U.S., the “Sub-Advisers”, and the Sub-Advisers together with the Manager, the “Advisers”), address you as underwriters and as the representative (the “Representative”) of each of the several underwriters named in Schedule I hereto (the “Underwriters”). The Fund proposes to sell to the Underwriters [            ] shares of its common stock, par value $0.01 per share (the “Common Stock”) (said shares to be issued and sold by the Fund being hereinafter called the “Underwritten Securities”). The Fund also proposes to grant to the Underwriters an option to purchase up to [            ] additional shares of Common Stock to cover over-allotments (the “Option Securities”; the Option Securities, together with the Underwritten Securities, being hereinafter called the “Securities”). Unless otherwise stated, the term “you” as used herein means Citigroup Global Markets Inc. individually on its own behalf as Representative. Certain terms used herein are defined in Section 21 hereof.

The Fund has entered into a Management Agreement with the Manager dated as of May 17, 2007, a Custody and Investment Accounting Agreement with State Street Bank and Trust Company, dated as of July 2, 2003, as amended as of September 15, 2005 and as amended as of May 17, 2007, and such agreements are herein referred to as the “Management Agreement” and the “Custodian Agreement,” respectively. The Manager has entered into a Sub-Advisory Agreement with LaSalle Securities U.S. dated as of May 17, 2007, a Structuring Fee Agreement

with Citigroup Global Markets Inc. dated as of May [    ], 2007, and such agreements are herein referred to as the “Sub-Advisory Agreement” and the “Structuring Fee Agreement” LaSalle Securities U.S. and LaSalle Securities B.V. have entered into a Delegation Agreement dated as of May 17, 2007 (the “Delegation Agreement”). Collectively, the Management Agreement and the Custodian Agreement are herein referred to as the “Fund Agreements.” In addition, the Fund has adopted a dividend reinvestment plan (the “Dividend Investment Plan”) pursuant to which holders of Common Stock shall have their distributions automatically reinvested in additional Common Stock of the Fund unless they elect to receive such distributions in cash.

1. Representations and Warranties of the Fund and the Advisers. The Fund and the Advisers, jointly and severally, represent and warrant to, and agree with, each Underwriter as set forth below in this Section 1.

(a) The Fund has prepared and filed with the Commission a registration statement (file numbers 333-141258 and 811-22031) on Form N-2, including a related preliminary prospectus (including the statement of additional information incorporated by reference therein), for registration under the Act and the 1940 Act of the offering and sale of the Securities. Such Registration Statement, including any amendments thereto filed prior to the Execution Time, has become effective. The Fund may have filed one or more amendments thereto, including a related preliminary prospectus (including the statement of additional information incorporated by reference therein), each of which has previously been furnished to you. The Fund will file with the Commission a final prospectus (including the statement of additional information incorporated by reference therein) in accordance with Rule 497. As filed, such final prospectus (including the statement of additional information incorporated by reference therein) shall contain all information required by the Act and the 1940 Act and the Rules and Regulations and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Fund has advised you, prior to the Execution Time, will be included or made therein.

(b) Each Preliminary Prospectus complied when filed with the Commission in all material respects with the provisions of the Act, the 1940 Act and the Rules and Regulations, and the Preliminary Prospectus and the Rule 430A Information, when taken together as a whole, as of the Execution Time, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Fund makes no representations or warranties as to the information contained in or omitted from a Preliminary Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Fund by or on behalf of any Underwriter specifically for inclusion therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(b) hereof.

(c) On the Effective Date, the Registration Statement did, and when the Prospectus is first filed in accordance with Rule 497 and on the Closing Date (as defined herein) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a “settlement date”), the Prospectus (and any supplements thereto) will, and the 1940 Act Notification when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission did or will, comply in all material respects with the applicable requirements of the Act, the 1940 Act and the Rules and Regulations; on the Effective Date and at the Execution Time, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the date of any filing pursuant to Rule 497 and on the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Fund makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto), in reliance upon and in conformity with information furnished in writing to the Fund by or on behalf of any Underwriter through the Representative specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(b) hereof. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus.

(d) The Fund has been duly organized and is validly existing in good standing as a corporation under the laws of the State of Maryland, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, each Preliminary Prospectus and the Prospectus and is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification. The Fund has no subsidiaries.

(e) The Fund’s authorized equity capitalization is as set forth in each Preliminary Prospectus and the Prospectus; the capital stock of the Fund conforms in all material respects to the description thereof contained in each Preliminary Prospectus and the Prospectus; all outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the Securities are duly listed, and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the NYSE; the certificates for the Securities are in valid and sufficient form; the holders of outstanding shares of Common Stock are not entitled to preemptive or other rights to subscribe for the Securities; and, except as set forth in each Preliminary Prospectus and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Fund are outstanding.

(f) The Fund’s registration statement on Form 8-A under the Exchange Act has become effective.

(g) The Fund, subject to the Registration Statement having been declared effective and the filing of the Prospectus under Rule 497, has taken all required action under the Act, the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the Securities as contemplated by this Agreement.

(h) There are no agreements, contracts, indentures, leases, permits or other instruments of a character required to be described in the Registration Statement, any Preliminary Prospectus or the Prospectus, or to be filed as an exhibit to the Registration Statement, which are not described or filed as required; the statements in the Registration Statement, each Preliminary Prospectus and the Prospectus under the headings “Description of Securities,” “Anti-Takeover and Other Provisions of the Maryland General Corporation Law and the Fund’s Charter and Bylaws” and “Tax Matters,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, accurately summarize in all material respects and fairly present in all material respects such legal matters, agreements, documents or proceedings. The Manager hereby represents and warrants that the statements in the Registration Statement, each Preliminary Prospectus and the Prospectus under the heading “Regulatory Managers Relating to the Manager,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, accurately summarize in all material respects and fairly present in all material respects such legal matters, agreements, documents or proceedings.

(i) The execution and delivery of and the performance by the Fund of its obligations under this Agreement and the Fund Agreements have been duly and validly authorized by the Fund and this Agreement and the Fund Agreements have been duly executed and delivered by the Fund and constitute the valid and legally binding agreements of the Fund, enforceable against the Fund in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Fund’s obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equitable principles.

(j) The Fund is duly registered under the 1940 Act as a closed-end, non-diversified management investment company and the 1940 Act Notification has been duly filed with the Commission. The Fund has not received any notice from the Commission pursuant to Section 8(e) of the 1940 Act with respect to the 1940 Act Notification or the Registration Statement.

(k) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Fund Agreements, except (i) such as have been made or obtained under the Act, the 1940 Act, the rules and regulations of the NASD and the NYSE, and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in each Preliminary Prospectus and the Prospectus and (ii) where the failure to obtain such would not have a material adverse effect on the condition (financial or otherwise), prospects, results of operations or business of the Fund.

(l) Neither the issuance and sale of the Securities, the execution, delivery or performance of this Agreement or any of the Fund Agreements, nor the consummation of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof or the adoption of the Dividend Investment Plan, conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to, (i) the Articles of Incorporation or by-laws of the Fund, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Fund is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Fund of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Fund or any of its properties.

(m) No holders of securities of the Fund have rights to the registration of such securities under the Registration Statement.

(n) The financial statements, together with related notes, included or incorporated by reference in the Final Preliminary Prospectus, the Prospectus and the Registration Statement present fairly the financial condition of the Fund as of the date indicated, comply as to form with the applicable accounting requirements of the Act and the 1940 Act and have been prepared in conformity with generally accepted accounting principles; and the other financial and statistical information and data included in the Registration Statement, the Final Preliminary Prospectus and the Prospectus are accurately derived from such financial statements and the books and records of the Fund.

(o) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Fund or its property is pending or, to the best knowledge of the Fund, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions herein contemplated or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, results of operations or business of the Fund, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in each Preliminary Prospectus and the Prospectus (exclusive of any supplement thereto).

(p) The Fund is not (i) in violation or default of any provision of its Articles of Incorporation or by-laws or other organizational documents, (ii) in material breach or default in the performance of the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject or (iii) in violation of any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Fund or any of its properties.

(q) Since the date as of which information is given in each Preliminary Prospectus and Prospectus, except as otherwise stated therein, (i) there has been no material, adverse change in the condition (financial or other), prospects, results of operations, business or properties of the Fund, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Fund which are material to the Fund other than those in the ordinary course of its business as described in each Preliminary Prospectus and the Prospectus and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Fund on any class of its Common Stock.

(r) Deloitte & Touche LLP, who has audited the financial statements of the Fund and issued its report with respect to the audited financial statement included or incorporated by reference in the Registration Statement, the Final Preliminary Prospectus and the Prospectus, is an independent registered public accounting firm with respect to the Fund within the meaning of the Act, the 1940 Act and the Rules and Regulations.

(s) The Fund has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement, each Preliminary Prospectus, the Prospectus or other materials permitted by the Act, the 1940 Act or the Rules and Regulations.

(t) All advertising, sales literature or other promotional material (including “prospectus wrappers”, “broker kits”, “road show slides” and “road show scripts”), whether in printed or electronic form, authorized in writing by or prepared by the Fund or the Advisers for use in connection with the offering and sale of the Securities (collectively, “sales material”) complied and comply in all material respects with the applicable requirements of the Act, the 1940 Act, the Rules and Regulations and the rules and interpretations of the NASD and if required to be filed with the NASD under the NASD’s conduct rules were provided to Simpson Thacher & Bartlett LLP, counsel for the Underwriters, for filing, provided that the Fund makes no representation concerning any advertising, sales literature or other promotional material, other than with respect to those items set forth on Annex A. No sales material contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that the Fund makes no representation concerning any sales material, other than with respect to those items set forth on Annex A.

(u) The Fund’s directors and officers errors and omissions insurance policy and its fidelity bond required by Rule 17g-1 of the 1940 Act Rules and Regulations are in full force and effect; the Fund is in compliance with the terms of such policy and fidelity bond in all material respects; and there are no claims by the Fund under any such policy or fidelity bond as to which any insurance company is denying liability or defending under a reservation of rights clause; the Fund has not been refused any insurance coverage sought or applied for; and the Fund has no reason to believe that it will not be able to renew its existing insurance coverage and fidelity bond as and when such coverage and fidelity bond expires or to obtain similar coverage and fidelity bond from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Fund, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in each Preliminary Prospectus and the Prospectus (exclusive of any supplement thereto).

(v) The Fund possesses all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, except where the failure to possess such would not have a material adverse effect on the condition (financial or otherwise), prospects, results of operations or business of the Fund, and the Fund has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, permit or authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), prospects, results of operations or business of the Fund, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in each Preliminary Prospectus and the Prospectus (exclusive of any supplement thereto).

(w) The Fund maintains and will maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization and with the investment objectives, policies and restrictions of the Fund and the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Internal Revenue Code of 1986, as amended (the “Code”); (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, to calculate net asset value, to maintain accountability for assets and to maintain material compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Fund’s internal controls over financial reporting are effective and the Fund is not aware of any material weakness in its internal controls over financial reporting.

(x) The Fund maintains “disclosure controls and procedures” (as such term is defined in Rule 30a-3 under the 1940 Act); such disclosure controls and procedures are effective in all material respects.

(y) The Fund has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Securities, and the Fund is not aware of any such action taken or to be taken by any affiliates of the Fund.

(z) This Agreement, each of the Fund Agreements, the Sub-Advisory Agreement and the Delegation Agreement comply in all material respects with all applicable provisions of the Act, the 1940 Act, the Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations and the Fund’s Board of Directors and the Fund’s sole shareholder have approved the Management Agreement, the Sub-Advisory Agreement and the Delegation Agreement in accordance with Section 15(c) of the 1940 Act.

(aa) Except as disclosed in the Prospectus, no director of the Fund is an “interested person” (as defined in the 1940 Act) of the Fund or an “affiliated person” (as defined in the 1940 Act) of any Underwriter listed in Schedule I hereto.

(bb) The Fund intends to direct the investment of the proceeds of the offering of the Securities in such a manner as to comply with the requirements of Subchapter M of the Code.

(cc) The conduct by the Fund of its business (as described in each Preliminary Prospectus and the Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license.

(dd) The Fund has filed all foreign, federal, state and local tax returns required to be filed or has properly requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Fund, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in each Preliminary Prospectus and the Prospectus (exclusive of any supplement thereto)) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Fund, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in each Preliminary Prospectus and the Prospectus (exclusive of any supplement thereto); and the Fund will be in compliance with the requirements of Subchapter M of the Code to qualify as a regulated investment company under the Code.

(ee) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Fund or sale by the Fund of the Securities.

(ff) Except as disclosed in the Registration Statement, each Preliminary Prospectus and the Prospectus, the Fund (i) does not have any material lending or other relationship with any bank or lending affiliate of Citigroup Global Markets Holdings Inc. and (ii) does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of Citigroup Global Markets Holdings Inc.

(gg) There is and has been no failure on the part of the Fund and any of the Fund’s directors or officers, in their capacities as such, to comply in all material respects with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Sections 302 and 906 related to certifications.

(hh) The Fund has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) by the Fund, including policies and procedures that provide oversight of compliance by each investment adviser and administrator of the Fund.

Any certificate signed by any officer of the Fund and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Fund, as to matters covered therein, to each Underwriter.

2. Representations and Warranties of the Advisers. Each of the Manager, LaSalle Securities U.S. and LaSalle Securities B.V., as applicable, severally as to itself only and not jointly or as to any other party, represents and warrants to, and agrees with, each Underwriter as follows:

(a) Such Manager or Sub-Adviser, as the case may be, has been duly formed and is validly existing in good standing under the laws of the jurisdiction of its organization, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, each Preliminary Prospectus and the Prospectus, and is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification.

(b) The Manager is duly registered as an investment adviser under the Advisers Act and the Manager is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Management Agreement, the Sub-Advisory Agreement and the Structuring Fee Agreement, LaSalle Securities U.S. is duly registered as an investment adviser under the Advisers Act and LaSalle Securities U.S. is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Sub-Advisory Agreement and the Delegation Agreement and LaSalle Securities B.V. is duly registered as an investment adviser under the Advisers Act and LaSalle Securities B.V. is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Delegation Agreement, as contemplated by each Preliminary Prospectus and the Prospectus.

(c) The Manager has full power and authority to enter into this Agreement, the Management Agreement, the Sub-Advisory Agreement and the Structuring Fee Agreement , LaSalle Securities U.S. has full power and authority to enter into this Agreement, the Sub-Advisory Agreement and the Delegation Agreement and LaSalle Securities B.V. has full power and authority to enter into this Agreement and the Delegation Agreement; the execution and delivery of, and the performance by the Manager of its obligations under, this Agreement, the Management Agreement, the Sub-Advisory Agreement and the Structuring Fee Agreement have been duly and validly authorized by the Manager and the execution and delivery of, and the performance by LaSalle Securities U.S. of its obligations under, this Agreement, the Sub-Advisory Agreement and the Delegation Agreement have been duly and validly authorized by LaSalle Securities U.S. and the execution and delivery of, and the performance by LaSalle Securities B.V. of its obligations under, this Agreement and the Delegation Agreement, have been duly and validly authorized by LaSalle Securities B.V.; and this Agreement, the Management Agreement, the Sub-Advisory Agreement and the Structuring Fee Agreement have been duly executed and delivered by the Manager, this Agreement, the Sub-Advisory Agreement and the Delegation Agreement have been duly executed and delivered by LaSalle Securities U.S., and this Agreement and the Delegation Agreement have been duly executed and delivered by LaSalle Securities B.V. and each such agreement constitutes the valid and legally binding agreement of such Adviser, enforceable against such Adviser in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of such Adviser’s obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equitable principles.

(d) Such Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in each Preliminary Prospectus and the Prospectus and under this Agreement, the Management Agreement, the Sub-Advisory Agreement, the Delegation Agreement and the Structuring Fee Agreement, as applicable.

(e) The description of such Adviser and its business, and the statements attributable to such Adviser, in the Registration Statement, each Preliminary Prospectus and the Prospectus complied and comply in all material respects with the provisions of the Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving such Adviser or its property is pending or, to the best knowledge of such Adviser, threatened that (i) is required to be described in each Preliminary Prospectus and the Prospectus that is not so described as required, (ii) could reasonably be expected to have a material adverse effect on the ability of such Adviser to fulfill its obligations hereunder or under the Management Agreement, the Sub-Advisory

Agreement, the Delegation Agreement and the Structuring Fee Agreement, as applicable or (iii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of such Adviser, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in each Preliminary Prospectus and the Prospectus (exclusive of any supplement thereto); and there are no agreements, contracts, indentures, leases, permits or other instruments relating to such Adviser that are required to be described in the Registration Statement, each Preliminary Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Act, the 1940 Act or the Rules and Regulations.

(g) Since the date as of which information is given in each Preliminary Prospectus and the Prospectus, except as otherwise stated therein, (i) there has been no material, adverse change in the condition (financial or other), prospects, earnings, business or properties of such Adviser, whether or not arising from the ordinary course of business and (ii) there have been no transactions entered into by such Adviser which are material to such Adviser other than those in the ordinary course of its business as described in each Preliminary Prospectus and the Prospectus.

(h) Such Adviser possesses all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, except where the failure to possess such would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of such Adviser, and has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, permit or authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of such Adviser, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in each Preliminary Prospectus and the Prospectus (exclusive of any supplement thereto).

(i) The Manager hereby represents and warrants that this Agreement, the Management Agreement, the Sub-Advisory Agreement, the Delegation Agreement and the Structuring Fee Agreement comply in all material respects with all applicable provisions of the Act, the 1940 Act, the Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations. LaSalle Securities U.S. hereby represents and warrants that this Agreement, the Sub-Advisory Agreement and the Delegation Agreement comply in all material respects with all applicable provisions of the Act, the 1940 Act, the Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations. LaSalle Securities B.V. hereby represents and warrants that this Agreement and the Delegation Agreement comply in all material respects with all applicable provisions of the Act, the 1940 Act, the Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

(j) The Manager hereby represents and warrants that no consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Management Agreement, the Sub-Advisory Agreement, the Delegation Agreement and the Structuring Fee Agreement, except such as have been made or obtained under the Act and the 1940 Act, the rules and regulations of the NASD and the NYSE, and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in each Preliminary Prospectus and the Prospectus. LaSalle Securities U.S. hereby represents and warrants that no consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Sub-Advisory Agreement and the Delegation Agreement, except such as have been made or obtained under the Act and the 1940 Act, the rules and regulations of the NASD and the NYSE, and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in each Preliminary Prospectus and the Prospectus. LaSalle Securities B.V. hereby represents and warrants that no consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Delegation Agreement, except such as have been made or obtained under the Act and the 1940 Act, the rules and regulations of the NASD and the NYSE, and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in each Preliminary Prospectus and the Prospectus.

(k) Neither the execution, delivery or performance of this Agreement or the Management Agreement, the Sub-Advisory Agreement, the Delegation Agreement and the Structuring Fee Agreement nor the consummation of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof, conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Manager pursuant to, (i) the organizational documents of the Manager, (ii) the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Manager is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Manager of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Manager or any of its properties. Neither the execution, delivery or performance of this Agreement or the Sub-Advisory Agreement and the Delegation Agreement nor the consummation of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof, conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of LaSalle Securities U.S. pursuant to, (i) the organizational documents of LaSalle Securities U.S., (ii) the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which LaSalle Securities U.S. is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to LaSalle Securities U.S. of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over LaSalle Securities U.S. or any of its properties. Neither the execution, delivery or performance of this Agreement or the Delegation Agreement nor the consummation of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof, conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of LaSalle Securities B.V. pursuant to, (i) the organizational documents of LaSalle Securities B.V., (ii) the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which LaSalle Securities B.V. is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to LaSalle Securities B.V. of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over LaSalle Securities B.V. or any of its properties.

(l) Such Adviser has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Securities, and such Adviser is not aware of any such action taken or to be taken by any affiliates of such Adviser.

(m) In the event that the Fund or such Adviser makes available any promotional materials related to the Securities or the transactions contemplated hereby intended for use only by registered broker-dealers and registered representatives thereof by means of an Internet web site or similar electronic means, such Adviser will install and maintain pre-qualification and password-protection or similar procedures which are reasonably designed to effectively prohibit access to such promotional materials by persons other than registered broker-dealers and registered representatives thereof.

Any certificate signed by any officer of such Advisers and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by such Advisers, as to matters covered therein, to each Underwriter.

3. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Fund agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Fund, at a purchase price of $[            ] per share, the amount of the Underwritten Securities set forth opposite such Underwriter’s name in Schedule I hereto.

(b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Fund hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to [            ] Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time on or before the 45th day after the date of the Prospectus upon written or telegraphic notice by the Representative to the Fund setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

4. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 3(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on May [            ], 2007 or at such time on such later date not more than three Business Days after the foregoing date as the Representative shall designate, which date and time may be postponed by agreement between the Representative and the Fund or as provided in Section 10 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Securities shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Fund by wire transfer payable in same-day funds to an account specified by the Fund. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representative shall otherwise instruct.

If the option provided for in Section 3(b) hereof is exercised after the third Business Day prior to the Closing Date, the Fund will deliver the Option Securities (at the expense of the Fund) to the Representative, at 388 Greenwich Street, New York, New York, on the date specified by the Representative (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Fund by wire transfer payable in same-day funds to an account specified by the Fund. If settlement for the Option Securities occurs after the Closing Date, the Fund will deliver to the Representative on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 7 hereof.

5. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

6. Agreements of the Fund and the Advisers. The Fund and the Manager, and with respect to (h) and (l), the Subadvisers, jointly and severally, agree with the several Underwriters that:

(a) Prior to the termination of the offering of the Securities, the Fund will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Fund has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. The Fund will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representative with the

Commission pursuant to the applicable paragraph of Rule 497 within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. The Fund will promptly advise the Representative (i) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 497 or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (ii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iii) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Fund of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Fund will use its best efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or objection to the use of the Registration Statement and, upon such issuance, occurrence or notice of objection, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its best efforts to have such amendment or new registration statement declared effective as soon as practicable.

(b) If, at any time when a prospectus relating to the Securities is required to be filed or delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act, the 1940 Act and the Rules and Regulations, the Fund promptly will (i) notify the Representative of any such event; (ii) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 6, an amendment or supplement which will correct such statement or omission or effect such compliance; and (iii) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

(c) As soon as reasonably practicable, the Fund will make generally available to its security holders and to the Representative an earnings statement or statements of the Fund which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

(d) The Fund will furnish to the Representative and counsel for the Underwriters signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representative may reasonably request.

(e) The Fund will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representative may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Fund be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

(f) The Fund will not, without the prior written consent of Citigroup Global Markets Inc., offer, sell, contract to sell, pledge, or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Fund or any affiliate of the Fund or any person in privity with the Fund, directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other Common Stock or any securities convertible into, or exercisable, or exchangeable for, Common Stock; or publicly announce an intention to effect any such transaction for a period of 180 days after the date of this Agreement, provided, however, that the Fund may issue and sell Common Stock pursuant to any dividend reinvestment plan of the Fund in effect at the Execution Time.

(g) The Fund will comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and will use its best efforts to cause the Fund’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

(h) The Fund and each of the Advisers will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Securities.

(i) The Fund agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus and the 1940 Act Notification and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, any sales material and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum, dealer agreements and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration of the Securities under the Exchange Act and the listing of the Securities on the NYSE; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) any filings required to be made with the NASD (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (viii) the transportation and other expenses incurred by or on behalf of Fund representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Fund’s accountants and the fees and expenses of counsel (including local and special counsel) for the Fund; (x) all other costs and expenses incident to the performance by the Fund of its obligations hereunder; and (xi) an amount equal to $0.005 per share of Common Stock for each share of Common Stock sold pursuant to this Agreement, payable no later than 45 days from the date of this Agreement to the Underwriters in partial reimbursement of their expenses in connection with the offering. To the extent that the foregoing costs and expenses incidental to the performance of the obligations of the Fund under this Agreement, as well as the Fund’s other costs associated with the offering of the Securities (other than the sales load) exceed $0.05 per Share, the Manager will pay all such costs and expenses.

(j) The Fund will direct the investment of the net proceeds of the offering of the Securities in such a manner as to comply with the investment objectives, policies and restrictions of the Fund as described in each Preliminary Prospectus and the Prospectus.

(k) The Fund will comply with the requirements of Subchapter M of the Code to qualify as a regulated investment company under the Code.

(l) The Fund and each of the Advisers will use their reasonable best efforts to perform all of the agreements required of them by this Agreement and discharge all conditions of theirs to closing as set forth in this Agreement.

7. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Fund and the Advisers contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 4 hereof, to the accuracy of the statements of the Fund and the Advisers made in any certificates pursuant to the provisions hereof, to the performance by the Fund or the Advisers of their obligations hereunder and to the following additional conditions:

(a) The Prospectus and any supplements thereto have been filed in the manner and within the time period required by Rule 497; and no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use or order pursuant to Section 8(e) of the 1940 Act shall have been issued and no proceedings for that purpose shall have been instituted or threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration

Statement or Prospectus or otherwise) shall have been complied with in all material respects.

(b) The Fund shall have requested and caused Sullivan & Cromwell LLP, counsel for the Fund, to have furnished to the Representative its opinion, dated the Closing Date and addressed to the Representative, to the effect set forth in Exhibit A.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of Venable LLP or other counsel of good standing whom they believe to be reliable and who are reasonably satisfactory to counsel for the Underwriters, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Fund and public officials. References to the Prospectus in this paragraph (b) shall also include any supplements thereto at the Closing Date.

(c) You shall have received on the Closing Date an opinion of Frank J, Nasta, Managing Director and General Counsel of the Manager, dated the Closing Date and addressed to the Representative, to the effect set forth in Exhibit B.

In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Manager and public officials. References to the Prospectus in this paragraph (c) shall also include any supplements thereto at the Closing Date.

(d) You shall have received on the Closing Date an opinion of counsel for LaSalle Securities U.S., such counsel to be reasonably acceptable to the Representative, dated the Closing Date and addressed to the Representative, to the effect set forth in Exhibit C.

In rendering such opinion, such counsel may rely to the extent they deem proper and as specified in such opinion upon the opinion of counsel of good standing whom they believe to be reliable and who are reasonably satisfactory to counsel for the Underwriters and as to matters of fact, to the extent they deem proper, on certificates of responsible officers of LaSalle Securities U.S. and public officials. References to the Prospectus in this paragraph (d) shall also include any supplements thereto at the Closing Date.

(e) You shall have received on the Closing Date an opinion of counsel for LaSalle Securities B.V., such counsel to be reasonably acceptable to the Representative, dated the Closing Date and addressed to the Representative, to the effect set forth in Exhibit D.

In rendering such opinion, such counsel may rely to the extent they deem proper and as specified in such opinion upon the opinion of counsel of good standing whom they believe to be reliable and who are reasonably satisfactory to counsel for the Underwriters and as to matters of fact, to the extent they deem proper, on certificates of responsible officers of LaSalle Securities B.V. and public officials. References to the Prospectus in this paragraph (e) shall also include any supplements thereto at the Closing Date.

(f) The Representative shall have received from Simpson Thacher & Bartlett LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representative, with respect to the issuance and sale of the Securities, the Registration Statement, the Preliminary Prospectus and the Prospectus (together with any supplement thereto) and other related matters as the Representative may reasonably require, and the Fund and the Advisers shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(g) Each of the Fund and the Advisers shall have furnished to the Representative a certificate, signed by the Chairman of the Board or the President or Executive Vice President and the principal financial or accounting officer of each of the Fund and the Advisers, as the case may be, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, each Preliminary Prospectus and the Prospectus, any amendments or supplements thereto and this Agreement and that:

(i) The representations and warranties of the Fund or the Advisers, as the case may be, in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Fund or the Advisers, as the case may be, have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii) No stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the Fund’s or each of the Adviser’s knowledge, as the case may be, threatened; and

(iii) Since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto) (with respect to the certificate of the Fund) and since the date of the Prospectus (exclusive of any supplements thereto) (with respect to the certificate of the Advisers), there has been no material adverse effect on the condition (financial or otherwise), prospects, results of operations, business or properties of the Fund or each of the Advisers, as the case may be, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in each Preliminary Prospectus and the Prospectus (exclusive of any supplement thereto).

(h) The Fund shall have requested and caused Deloitte & Touche LLP to have furnished to the Representative, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representative, confirming that it is an independent registered public accounting firm within the meaning of the Act and the 1940 Act and the Rules and Regulations and stating in effect that:

(i) in its opinion the audited financial statement included in the Registration Statement, Final Preliminary Prospectus and the Prospectus and reported on by it comply as to form in all material respects with the applicable accounting requirements of the Act, the 1940 Act and the Rules and Regulations; and

(ii) it has performed certain other specified procedures as a result of which it determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Fund) set forth in the Registration Statement, each Preliminary Prospectus and the Prospectus, including the information set forth under the captions “Summary of Fund Expenses” in the Prospectus, agrees with the accounting records of the Fund, excluding any questions of legal interpretation.

References to the Prospectus in this paragraph (h) include any supplement thereto at the date of the letter.

(i) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (x) any change or decrease specified in the letter or letters referred to in paragraph (h) of this Section 7 or (y) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), prospects, earnings, business or properties of the Fund and each of the Advisers, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in each Preliminary Prospectus and the Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the reasonable judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), each Preliminary Prospectus and the Prospectus (exclusive of any supplement thereto).

(j) The Securities shall have been listed and admitted and authorized for trading on the NYSE, and reasonably satisfactory evidence of such actions shall have been provided to the Representative.

(k) Prior to the Closing Date, the Fund and the Advisers shall have furnished to the Representative such reasonable further information, certificates and documents as the Representative may reasonably request.

(l) If any of the conditions specified in this Section 7 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Fund in writing or by telephone or facsimile confirmed in writing.

(m) The documents required to be delivered by this Section 7 shall be delivered at the office of Simpson Thacher & Bartlett LLP, counsel for the Underwriters, at 425 Lexington Avenue, New York, New York 10017, on the Closing Date.

8. Reimbursement of Underwriters’ Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because of any termination pursuant to Section 11 hereof or because of any refusal, inability or failure on the part of the Fund or the Advisers to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Manager will reimburse the Underwriters severally through Citigroup Global Markets Inc. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

9. Indemnification and Contribution. (a) The Fund and the Advisers, jointly and severally, agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter, and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof (and including any post-effective amendment, any Rule 462(b) Registration Statement and any Rule 430A Information deemed to be included or incorporated therein), or in any Preliminary Prospectus, the Prospectus, any sales material (provided that the Fund will only indemnify for the sales materials set forth on Annex A) or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Fund and the Advisers will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Fund and the Advisers by or on behalf of any Underwriter through the Representative specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Fund and the Advisers may otherwise have.

(b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless each of the Fund and the Advisers, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Fund or the Advisers within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Fund and the Advisers to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Fund or the Advisers by or on behalf of such Underwriter through the Representative specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Fund and the Advisers acknowledge that the statements set forth in the [last paragraph of the cover page regarding delivery of the Securities and, under the heading “Underwriting”, (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances and (iii) the paragraphs related to stabilization, syndicate covering transactions and penalty bids] in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters specifically for inclusion in any Preliminary Prospectus or the Prospectus.

(c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of any rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d) In the event that the indemnity provided in paragraph (a), (b) or (c) of this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Fund, the Advisers and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, “Losses”) to which the Fund, the Advisers and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Advisers on the one hand (treated jointly for this purpose as one person) and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Fund, the Advisers and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Fund and the Advisers on the one hand (treated jointly for this purpose as one person) and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Fund and the Advisers (treated jointly for this purpose as one person) shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Fund, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Fund and the Advisers on the one hand (treated jointly for this purpose as one person) or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Fund, the Advisers and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Fund or the Advisers within the meaning of either the Act or the Exchange Act, each officer of the Fund and the Advisers who shall have signed the Registration Statement and each director of the Fund and the Advisers shall have the same rights to contribution as the Fund and the Advisers, subject in each case to the applicable terms and conditions of this paragraph (d).

10. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Fund or the Advisers. In the event of a default by any

Underwriter as set forth in this Section 10, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representative shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Fund and any nondefaulting Underwriter for damages occasioned by its default hereunder.

11. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representative, without liability on the part of the Underwriters to the Fund or the Advisers, by notice given to the Fund or the Advisers prior to delivery of and payment for the Securities, if at any time prior to such time (a) trading in the Fund’s Common Stock shall have been suspended by the Commission or the NYSE or trading in securities generally on the NYSE or in other markets in which the Fund reasonably anticipates investing a substantial portion of its assets, shall have been suspended or limited or minimum prices shall have been established on the NYSE, (b) a banking moratorium shall have been declared either by Federal or New York State authorities or (c) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representative, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by each Preliminary Prospectus or the Prospectus (exclusive of any supplement thereto).

12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of each of the Fund and the Advisers or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Fund or the Advisers or any of the officers, directors, employees, agents or controlling persons referred to in Section 9 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 8 and 9 hereof shall survive the termination or cancellation of this Agreement.

13. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representative, will be mailed, delivered or telefaxed to the Citigroup Global Markets Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; if sent to the Fund or the Manager, will be mailed, delivered or telefaxed to the Fund (fax no.: (__) ______) and confirmed to it at 100 Park Avenue, New York, New York, 10017, attention of the Legal Department; if sent to LaSalle Securities U.S., will be mailed, delivered or telefaxed to (fax no.: (410) 347-0612) and confirmed to it at 100 East Pratt Street, Baltimore, Maryland 21202, attention of the Legal Department; or, if sent to LaSalle Securities B.V., will be mailed, delivered or telefaxed to (fax no.: 033 31 20 530 8890) and confirmed to it at Herengracht 471, 1017 BS Amsterdam, The Netherlands, attention of the Legal Department.

14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees agents and controlling persons referred to in Section 9 hereof, and no other person will have any right or obligation hereunder.

15. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

16. Waiver of Jury Trial. Each of the Fund, the Manager, LaSalle Securities U.S., LaSalle Securities B.V. and the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

17. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

18. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) among the Fund, the Advisers and the Underwriters, or any of them, with respect to the subject matter thereof.

19. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

20. No Fiduciary Duty. Each of the Fund and Advisers hereby acknowledges that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Fund and Advisers, on the one hand, and the Underwriters and any affiliate, through which they may be acting, on the other, (b) the Underwriters are acting as principal and not as an agent or fiduciary of the Fund or Advisers and (c) the Fund’s and Advisers’ engagement of the Underwriters in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, each of the Fund and Advisers agrees that it is solely responsible for making its own judgments in connection with the offering (irrespective of whether any of the Underwriters has advised or is currently advising the Fund or Advisers on related or other matters). Each of the Fund and Advisers agrees that it will not claim that the Underwriters have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Fund or Advisers, in connection with such transaction or the process leading thereto.

21. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

“1940 Act” shall mean the Investment Company Act of 1940, as amended.

“1940 Act Rules and Regulations” shall mean the rules and regulations of the Commission under the 1940 Act.

“1940 Act Notification” shall mean a notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A, as the 1940 Act Notification may be amended from time to time.

“Act” shall mean the Securities Act of 1933, as amended.

“Act Rules and Regulations” shall mean the rules and regulations of the Commission under the Act.

“Advisers Act” shall mean the Investment Advisers Act of 1940, as amended.

“Advisers Act Rules and Regulations” shall mean the rules and regulations of the Commission under the Advisers Act.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Commission” shall mean the Securities and Exchange Commission.

“Effective Date” shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

“Final Preliminary Prospectus” shall mean the preliminary prospectus dated May 24, 2007.

“NASD” shall mean the National Association of Securities Dealers, Inc.

“NYSE” shall mean the New York Stock Exchange.

“Preliminary Prospectus” shall mean the preliminary prospectus (including the statement of additional information incorporated by reference therein) dated April 23, 2007 and any preliminary prospectus (including the statement of additional information incorporated by reference therein) included in the Registration Statement at the Effective Date that omits Rule 430A Information.

“Prospectus” shall mean the prospectus (including the statement of additional information incorporated by reference therein) relating to the Securities that is first filed pursuant to Rule 497 after the Execution Time.

“Registration Statement” shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements and any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 497 and deemed part of such registration statement pursuant to Rule 430A, as amended at the Execution Time and, in the event any post-effective amendment thereto or any

Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

“Rule 430A” and “Rule 462” refer to such rules under the Act.

“Rule 430A Information” shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

“Rule 462(b) Registration Statement” shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

“Rule 497” refers to Rule 497(c) or 497(h) under the Act, as applicable.

“Rules and Regulations” shall mean, collectively, the Act Rules and Regulations and the 1940 Act Rules and Regulations.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Fund, the Advisers and the several Underwriters.

Very truly yours, SELIGMAN LASALLE INTERNATIONAL REAL ESTATE FUND, INC.

By:
Name: Title:

J. & W. SELIGMAN & CO. INCORPORATED

By:
Name: Title:

LASALLE INVESTMENT MANAGEMENT (SECURITIES) L.P. By its General Partner, LASALLE INVESTMENT MANAGEMENT (SECURITIES) INC.

By:
Name: Title:

LASALLE INVESTMENT MANAGEMENT SECURITIES B.V.

By:
Name: Title:

The foregoing Agreement is hereby

confirmed and accepted as of the

date first above written.

Citigroup Global Markets Inc.

By: Citigroup Global Markets Inc.

By:
Name: Title:

For itself and the other

several Underwriters named in

Schedule I to the foregoing

Agreement.

SCHEDULE I

Underwriters	Number of Underwritten Securities to be Purchased
Citigroup Global Markets Inc.
Total

Annex A

1.	Seligman LaSalle International Real Estate Fund Public Brochure (EQIRE-0407)
2.	Seligman LaSalle International Real Estate Fund Brochure for Broker Dealers (EQIRE-BD-0407)

EXHIBIT A

Form of Opinion of Fund Counsel

1. The Fund is a corporation duly incorporated and existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland;

2. The Fund has corporate power and authority (A) to own, lease and operate its properties and to conduct its business as described in its Registration Statement on Form N-2 (File Nos. 333-141258 and 811-22031) and the Prospectus contained therein, and its Preliminary Prospectus dated April 23, 2007, (the “Registration Statement”, the “Prospectus” and the “Preliminary Prospectus”, respectively), (B) to enter into (i) the Underwriting Agreement, (ii) the Management Agreement, dated as of May 17, 2007, between the Fund and the Manager, (iii) the Custody and Investment Accounting Agreement dated as of July 2, 2003, amended as of September 15, 2005 and further amended as of May 17, 2007, among State Street Bank and Trust Company and the registered investment companies listed on Schedule A thereto, and (iv) the Investment Letter, dated as of May 17, 2007, between the Fund and the Manager (collectively with the agreements described in clauses (ii), (iii) and (iv), the “Company Agreements”), (C) to issue, sell and deliver the Securities to the Underwriters as provided in the Underwriting Agreement and (D) to adopt the Dividend Investment Plan described in the Prospectus;

3. The Fund is duly authorized as a foreign corporation to transact business and is in good standing in the State of New York (which is the only jurisdiction known to us after due inquiry in which the Fund owns property, has operations or conducts business such that qualification as a foreign corporation would be required);

4. The Fund does not have any subsidiaries;

5. The authorized, issued and outstanding capital stock of the Fund is as set forth in the Registration Statement, the Preliminary Prospectus and the Prospectus; and the Fund is not a party or otherwise subject to any agreement or arrangement pursuant to which it is or may be obligated to issue any equity securities other than the Underwriting Agreement and the Dividend Investment Plan described in the Prospectus;

6. The Securities have been duly authorized and validly issued and are fully paid and nonassessable and are not be subject to any preemptive or similar rights;

7. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end non-diversified management investment company and the notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A has been duly filed with the Securities and Exchange Commission (the “Commission”);

8. The Underwriting Agreement has been duly authorized, executed and delivered by the Fund.

9. Each of the Company Agreements has been duly authorized, executed and delivered by the Fund and, assuming due authorization, execution and delivery by the other parties thereto each Company Agreement constitutes a valid and legally binding agreement of the Fund enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

10. The Fund’s Board of Directors and the Company’s sole shareholder have approved the Management Agreement, the Sub-Advisory Agreement and the Delegation Agreement in accordance with Section 15(c) of the 1940 Act;

11. Each of the Company Agreements complies in all material respects with the applicable provisions of the 1940 Act, the Investment Advisers Act of 1940, as amended, and the rules and regulations thereunder;

12. The Fund is not in violation of its Amended and Restated Articles of Incorporation, as amended, or by-laws and, to the best of our knowledge, no default by the Fund exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any of the Company Agreements;

13. The Fund owns, possesses or has obtained and currently maintains all United States Federal and New York State governmental licenses, permits, consents, orders, approvals and other authorizations as are necessary for the Fund to carry on its business as contemplated in the Preliminary Prospectus and Prospectus;

14. No consent, approval, authorization or order of or registration or filing with the Commission, any national securities exchange, any arbitrator, any United States Federal or New York court or governmental body, agency or regulatory agency is required on the part of the Fund (except as have been obtained or made under the Securities Act of 1933, as amended (the “Securities Act”), the 1940 Act and the rules of the New York Stock Exchange, or such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Securities) for the valid issuance and sale of the Securities to the Underwriters as contemplated by the Underwriting Agreement or for the performance of the other Company Agreements;

15. The execution, delivery and performance by the Fund of the Company Agreements and the adoption of the Dividend Investment Plan and the consummation of the transactions contemplated therein (including the offer, sale and delivery of the Securities by the Fund to the Underwriters) do not and will not conflict with or constitute a breach of or a default under the Amended and Restated Articles of Incorporation or by-laws of the Fund or any of the Company Agreements or, to the best of our knowledge, result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund (except that the Custody Agreement provides for a lien, charge or encumbrance upon the assets of the Company for certain purposes) and, to the best of our knowledge, no such action will result in any violation by the Fund of any existing United States Federal or New York State law, regulation, ruling, judgment, injunction, order or decree applicable to the Fund or any of its properties; provided, however, that, for purposes of this paragraph (15), we express no opinion with respect to the antifraud provisions of federal or state securities and “blue sky” laws, other antifraud laws or fraudulent transfer laws; and provided, further, that insofar as performance by the Fund of its obligations under the Company Agreements is concerned, we express no opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights;

16. The Registration Statement has been declared effective under the Securities Act; and, to the best of our knowledge, neither a stop order suspending the effectiveness of the Registration Statement, nor a notice objecting to its use has been issued under the Securities Act and no proceedings for either purpose have been instituted or are pending or threatened by the Commission;

17. To the best of our knowledge, (i) there are no actions, suits or other legal or governmental proceedings pending or threatened against the Company, (ii) there are no agreements, contracts, indentures, leases, permits or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required, as the case may be, (iii) except as provided in the Underwriting Agreement and the Dividend Investment Plan, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Fund are outstanding, (iv) no holders of securities of the Fund have rights to the registration of such securities under the Registration Statement and (v) the Company has not received any notice from the Commission pursuant to Section 8(e) of the 1940 Act with respect to the notification of Registration or the Registration Statement;

18. On April 25, 2007, the New York Stock Exchange (the “NYSE”) informed the Company that NYSE had authorized the Securities for listing, subject to official notice of issuance;

19. The statements made in the Registration Statement, the Preliminary Prospectus and the Prospectus under the caption “Tax Matters”, to the extent they constitute matters of law or legal conclusions, have been reviewed by us, are correct in all material respects and fairly present the information provided therein; and the Company does not require any tax or other rulings to enable it to qualify as a regulated investment company under subchapter M of the Internal Revenue Code.

20. As counsel to the Company, such counsel has reviewed the Registration Statement, the Prospectus, and the Preliminary Prospectus dated April 23, 2007, and participated in discussions with your representatives and those of the Fund, the Fund’s manager and sub-advisers, its accountants and its Maryland counsel. Between the effectiveness of the Registration Statement and the time of delivery of this letter, such counsel participated in further discussions with your representatives and those of the Fund, the Fund’s manager and sub-advisers, its accountants, and its Maryland counsel, and reviewed certificates of certain officers of the Fund, opinions addressed to you from internal legal counsel to the Fund’s manager and sub-advisers and a letter addressed to you from the Fund’s accountants. On the basis of the information that we gained in the course of the performance of the services referred to above, considered in the light of our understanding of the applicable law and the experience we have gained through our practice under the Securities Act, we confirm to you that, in our opinion, the Registration Statement, as of its effective date, and the Prospectus, as of the date of the Prospectus, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act, the Investment Company Act of 1940 and the applicable rules and regulations of the Securities and Exchange Commission thereunder. Further, nothing that came to our attention in the course of such review has caused us to believe that the

(a) Registration Statement, as of such effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading,

(b) Preliminary Prospectus, as of [  :00] [A/P].M. on May 24, 2007 (which you have informed us is prior to the time of the first sale of Securities by any Underwriter) when considered together with the number of Underwritten Securities and the number of Option Securities set forth on the cover page of the Prospectus, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(c) Prospectus, as of the date of the Prospectus, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

We also advise you that nothing that came to our attention in the course of the procedures described in the second sentence of the preceding paragraph has caused us to believe that (a) the Prospectus, or (b) the Preliminary Prospectus, when considered together with the number of Underwritten Securities and the number of Option Securities on the cover page of the Prospectus, as of the time of delivery of this letter, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such, however, that we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for those made under the captions “Description of Securities”, “Underwriting”, and “Anti-Takeover and Other Provisions of the Maryland General Corporation Law and the Fund’s Charter and Bylaws” in the Prospectus insofar as they relate to provisions of the Restated Articles of Incorporation and Bylaws of the Fund and the Underwriting Agreement therein described. Also, we do not express any opinion or belief as to the financial statement or other financial data derived from accounting records contained in the Registration Statement, the Preliminary Prospectus or the Prospectus.

EXHIBIT B

Form of Opinion of Counsel of the Manager

(1) The Manager is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectus and the Prospectus (and any amendment or supplement to either of them) and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a material, adverse effect on the condition (financial or other), business, properties, net assets or results of operations of the Manager;

(2) The Manager is duly registered with the Commission under the Advisers Act as an investment adviser and is not prohibited by the Advisers Act, the 1940 Act or the rules and regulations under such acts, from acting under the Management Agreement, Subadvisory Agreement or Structuring Fee Agreement as contemplated by the Registration Statement, the Preliminary Prospectus and the Prospectus (or any amendment or supplement thereto);

(3) The Manager has the power and authority to enter each of the Underwriting Agreement, the Management Agreement, the Subadvisory Agreement and the Structuring Fee Agreement and each of the Underwriting Agreement, the Management Agreement, the Subadvisory Agreement and the Structuring Fee Agreement has been duly authorized, executed and delivered by the Manager and, assuming due authorization, execution and delivery by the other parties thereto, constitute a valid, legal and binding agreement of the Manager, enforceable against the Manager in accordance with its terms, except as enforcement of rights to indemnity and contribution under the Underwriting Agreement and the Structuring Fee Agreement may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Manager’s obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equitable principles whether enforcement is considered in a proceeding in equity or at law;

(4) Each of the Underwriting Agreement, the Management Agreement, Subadvisory Agreement and Structuring Fee Agreement complies in all material respects with all applicable provisions of the 1933 Act, Advisers Act, the 1940 Act and the rules and regulations under such Acts;

(5) Neither the execution, delivery and performance by the Manager of the Underwriting Agreement, the execution, delivery and performance by the Manager of the Management Agreement, the execution, delivery and performance by the Manager of the Subadvisory Agreement or the execution, delivery and performance by the Manager of the Structuring Fee Agreement nor the consummation or fulfillment by the Manager of the transactions contemplated by the Underwriting Agreement, the consummation or fulfillment by the Manager of the transactions contemplated by the Management Agreement, the consummation or fulfillment by the Manager of the transactions contemplated by the Subadvisory Agreement or the consummation or fulfillment of the transactions contemplated by the Structuring Fee Agreement conflicts with or will conflict with or constitutes or will constitute a breach of or a default under the Certificate of Incorporation, as restated and amended, or By-Laws of the Manager or any agreement, indenture, lease or other instrument to which the Manager is a party or by which any of its respective properties are bound that is known to such counsel after reasonable inquiry, or, to the best knowledge of such counsel after reasonable inquiry, will result in the creation or imposition in any lien, charge or encumbrance upon any property or assets of the Manager, and, to the best knowledge of such counsel after reasonable inquiry, no such action will result in any violation of any existing law, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), judgment, injunction, order or decree applicable to the Manager or any of its properties;

(6) The description of the Manager and its businesses in the Preliminary Prospectus, Prospectus and the Registration Statement (and any amendment or supplement to either of them through the date of the opinion) complies with all requirements of the 1933 Act, the 1940 Act and the Rules and Regulations;

(7) There is no pending, and to the best knowledge of such counsel after reasonable inquiry, other than as described or contemplated in the Preliminary Prospectus and Prospectus (or any amendment or supplement thereto), there are no actions, suits or other legal or governmental proceedings threatened against the Manager to which the Manager or any of its properties are subject, which are required to be described in the Registration Statement, Preliminary Prospectus or Prospectus (or any amendment or supplement to either of them) which are not adequately so described;

(8) The Manager owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents orders, approvals and other authorizations as are necessary for the Manager to carry on its businesses as contemplated in the Preliminary Prospectus and Prospectus (and any amendment or supplement thereto); and

(9) No consent, approval, authorization or order of or registration or filing with any court, regulatory body, administrative or other governmental body, agency or official is required on the part of the Manager for the performance of the Underwriting Agreement by the Manager, the Management Agreement by the Manager, the Subadvisory Agreement by the Manager or the Structuring Fee Agreement by the Manager or for the consummation by the Manager of the transactions contemplated by such agreements.

(10) Nothing has come to his attention that has caused him to believe that the section of the Prospectus Summary captioned “Investment Manager” and the section of the Prospectus captioned “Regulatory Matters relating to the Manager,” as of the date the Registration Statement became effective, in the Preliminary Prospectus at the time of the pricing of the Underwritten Securities and in the Prospectus, as of its date and on the Closing Date, contained or contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

EXHIBIT C

Form of Opinion of Counsel of LaSalle Securities U.S.

(i) LaSalle Securities U.S. has been duly formed and is validly existing in good standing as a limited partnership under the laws of the State of Maryland, with full power and authority to own, lease and operate its properties and to conduct its business as described in each Preliminary Prospectus and the Prospectus, and is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification;

(ii) LaSalle Securities U.S. is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Sub-Advisory Agreement or Delegation Agreement as contemplated by each Preliminary Prospectus and the Prospectus;

(iii) LaSalle Securities U.S. has full power and authority to enter into this Agreement, the Sub-Advisory Agreement and the Delegation Agreement;

(iv) This Agreement has been duly authorized, executed and delivered by LaSalle Securities U.S.;

(v) The Sub-Advisory Agreement has been duly authorized, executed and delivered by LaSalle Securities U.S. and the Sub-Advisory Agreement is a valid and legally binding agreement of LaSalle Securities U.S., enforceable against LaSalle Securities U.S. in accordance with its terms subject to the qualification that the enforceability of the obligations of LaSalle Securities U.S. thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equitable principles;

(vi) The Delegation Agreement has been duly authorized, executed and delivered by LaSalle Securities U.S. and the Delegation Agreement is a valid and legally binding agreement of LaSalle Securities U.S., enforceable against LaSalle Securities U.S. in accordance with its terms subject to the qualification that the enforceability of the obligations of LaSalle Securities U.S. thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equitable principles;

(vii) The Underwriting Agreement, the Sub-Advisory Agreement and the Delegation Agreement comply in all material respects with all applicable provisions of the Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations;

(viii) Neither the execution, delivery or performance of this Agreement, the Sub-Advisory Agreement or the Delegation Agreement nor the consummation of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof, conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of LaSalle Securities U.S. pursuant to, (i) the organizational documents of LaSalle Securities U.S., (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which LaSalle Securities U.S. is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to LaSalle Securities U.S. of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over LaSalle Securities U.S. or any of its properties;

(ix) The description of LaSalle Securities U.S. and its business in each Preliminary Prospectus and the Prospectus complies in all material respects with all requirements of the Act, the 1940 Act and the Rules and Regulations;

(x) There is no pending or, to the knowledge of such counsel, threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving LaSalle Securities U.S. or its property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in each Preliminary Prospectus or the Prospectus, and there are no agreements, contracts, indentures, leases, permits or other instruments of a character required to be described in the Registration Statement, each Preliminary Prospectus or the Prospectus, or to be filed as an exhibit to the Registration Statement, which are not described or filed as required;

(xi) No material consent, approval, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, in the Sub-Advisory Agreement or in the Delegation Agreement, except such as have been made or obtained under the Act, the 1940 Act and the Advisers Act, the rules and regulations of the NASD and the NYSE and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in each Preliminary Prospectus and the Prospectus; and

(xii) Such counsel has no reason to believe that the (a) the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (b) the Preliminary Prospectus and the price to the public, the number of Underwritten Securities and the number of Option Securities to be included on the cover page of the Prospectus, when taken together as a whole, as of the time of the pricing of the offering of the Underwritten Securities, included any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (c) the Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion).

EXHIBIT D

Form of Opinion of Counsel of LaSalle Securities B.V.

(i) LaSalle Securities B.V. has been duly formed and is validly existing in good standing as a Dutch besloten vennootschap, with full power and authority to own, lease and operate its properties and to conduct its business as described in each Preliminary Prospectus and the Prospectus, and is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification;

(ii) LaSalle Securities B.V. is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Delegation Agreement as contemplated by each Preliminary Prospectus and the Prospectus;

(iii) LaSalle Securities B.V. has full power and authority to enter into this Agreement and the Delegation Agreement;

(iv) This Agreement has been duly authorized, executed and delivered by LaSalle Securities B.V.;

(v) The Delegation Agreement has been duly authorized, executed and delivered by LaSalle Securities B.V. and the Delegation Agreement is a valid and legally binding agreement of LaSalle Securities B.V., enforceable against LaSalle Securities B.V. in accordance with its terms subject to the qualification that the enforceability of the obligations of LaSalle Securities B.V. thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equitable principles;

(vi) The Underwriting Agreement and the Delegation Agreement comply in all material respects with all applicable provisions of the Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations;

(vii) Neither the execution, delivery or performance of this Agreement or the Delegation Agreement nor the consummation of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof, conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of LaSalle Securities B.V. pursuant to, (i) the organizational documents of LaSalle Securities B.V., (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which LaSalle Securities B.V. is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to LaSalle Securities B.V. of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over LaSalle Securities B.V. or any of its properties;

(viii) The description of LaSalle Securities B.V. and its business in each Preliminary Prospectus and the Prospectus complies in all material respects with all requirements of the Act, the 1940 Act and the Rules and Regulations;

(ix) There is no pending or, to the knowledge of such counsel, threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving LaSalle Securities B.V. or its property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in each Preliminary Prospectus or the Prospectus, and there are no agreements, contracts, indentures, leases, permits or other instruments of a character required to be described in the Registration Statement, each Preliminary Prospectus or the Prospectus, or to be filed as an exhibit to the Registration Statement, which are not described or filed as required;

(x) No material consent, approval, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Delegation Agreement, except such as have been made or obtained under the Act, the 1940 Act and the Advisers Act, the rules and regulations of the NASD and the NYSE and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in each Preliminary Prospectus and the Prospectus; and

(xi) Such counsel has no reason to believe that the (a) the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (b) the Preliminary Prospectus and the price to the public, the number of Underwritten Securities and the number of Option Securities to be included on the cover page of the Prospectus, when taken together as a whole, as of the time of the pricing of the offering of the Underwritten Securities, included any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (c) the Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion).